UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                   0-21696                 22-3106987
    (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 8.01  Other Events.

       In a press release dated November 16, 2005, ARIAD Pharmaceuticals, Inc. announced interim results of an ongoing Phase 2 clinical trial of its novel mTOR inhibitor, AP23573, administered as a single agent, in patients with advanced bone and soft-tissue sarcomas. Twenty-seven percent (27%) of 188 evaluable patients treated with AP23573 had sustained tumor regression and/or disease stabilization. In addition, the six-month progression-free survival (PFS) rate in AP23573-treated patients in the first stage of the trial was 22%, which compares favorably to historical data on soft-tissue sarcoma patients treated with inactive chemotherapies for whom the six-month PFS was estimated to be only 8% (van Glabbeke et al, 2002). Almost all patients in the current trial had failed alternative anti-cancer treatments and had progressive disease upon entering the trial.

       A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item
       8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

      (c)  The following exhibits are filed with this report

           Exhibit
           Number          Description
           ------          -----------
           99.1            Press release dated November 16, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIAD Pharmaceuticals, Inc.

                                  By:  /s/Edward M. Fitzgerald
                                     --------------------------------------
                                      Edward M. Fitzgerald
                                      Senior Vice President, Finance and
                                      Corporate Operations, Chief Financial
                                      Officer

Date: November 16, 2005

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
------        -----------
 99.1         Press release dated November 16, 2005.



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